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                                                                    EXHIBIT 10.5

                             STOCK OPTION AGREEMENT
                                 PURSUANT TO THE
                              ACORN PRODUCTS, INC.
                            1997 STOCK INCENTIVE PLAN

                  THIS STOCK OPTION AGREEMENT (this "Agreement") is made as of (the "Effective Date"), between Acorn Products, Inc., a Delaware corporation ("API"), and Name (the "Optionee").

                                 R E C I T A L S

                  A. API has adopted the 1997 Stock Incentive Plan (the "Plan"), a copy of which is attached hereto as Exhibit A.

                  B. API desires to grant the Optionee the opportunity to acquire a proprietary interest in the Company (as defined below) to encourage the Optionee's contribution to the success and progress of the Company.

                  C. In accordance with the Plan, the Committee (as defined in the Plan) has, as of the Effective Date, granted to the Optionee an option to purchase shares of Common Stock, $0.001 par value, of API (the "Common Stock") subject to the terms and conditions of the Plan and this Agreement. Such option [is/is not] intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended.


                                   AGREEMENTS

                  1. Definitions. Capitalized terms used herein shall have the following meanings:

                  "Act" is defined in Section 8(a).

                  "Agreement" means this Stock Option Agreement.

                  "Board" is defined in Section 4(a).

                  "Cause" is defined in Section 4(a).

                  "Committee" is defined in Section 3 of the 1997 Stock Incentive Plan.

                  "Common Stock" is defined in recital C.

                  "Company" means API and its Subsidiaries. With respect to the Optionee's employment, including but not limited to policies associated therewith and retirement or termination therefrom, the Company shall mean [INSERT NAME OF ACTUAL EMPLOYER].
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                  "Disability" means the failure by the Optionee to render
services to the Company for an aggregate of sixty (60) business days in any continuous period of six (6) months on account of physical or mental disability.

                  "Effective Date" is defined in the preamble.

                  "Exercise Price" is defined in Section 2.

                  "Fiscal Year" means the fiscal year of the Company.

                  "Option" is defined in Section 2.

                  "Optionee" is defined in the preamble.

                  "Option Shares" is defined in Section 2.

                  "Plan" is defined in recital A.

                  "Retirement" means the Optionee's retirement from employment with the Company in accordance with the Company's retirement policy then in effect. The Optionee's Retirement shall not constitute resignation from employment with the Company.

                  "Subsidiary" means any joint venture, corporation, partnership or other entity as to which API, whether directly or indirectly, has more than 50% of the (i) voting rights or (ii) rights to capital or profits.

                  "Termination Date" means the date on which the Optionee ceases to be employed by the Company for any reason.

                  2. Grant of Option. API grants to the Optionee the right and option (the "Option") to purchase shares of Common Stock, on the terms and conditions hereinafter set forth, all or any part of the number of shares of Common Stock set forth below the Optionee's signature below (the "Option
Shares"), at the purchase price of $        per Share (as such amount may be
adjusted, the "Exercise Price"), on the terms and conditions set forth herein.

                  3. Exercisability. The Optionee's right to exercise the Option shall vest to the extent of one-quarter (1/4) of the number of Option Shares on the date (the "Vesting Date") that is the Effective Date, and one quarter (1/4) on each of the next three (3) succeeding dates that are the anniversary of the Effective Date provided that, on each such vesting date, Optionee is employed by the Company.

                  4. Expiration.

                           (a) The vested portion of the Option shall expire
upon the earlier of (1) the seventh (7th) anniversary of the Effective Date, or
(2)(i) if the Optionee resigns from employment or is terminated from employment by the Company for cause, the Termination Date, (ii) if the Optionee ceases to be employed by the Company due to death or Disability, the one-year
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anniversary of the Termination Date, or (iii) if the Optionee ceases to be employed by the Company due to Retirement or termination by the Company without cause, the ninetieth (90th) day following the Termination Date. For the purposes of the preceding sentence, "cause" shall mean the Optionee's (i) conviction of, or plea of guilty or nolo contendere to, a felony or a crime involving moral turpitude, (ii) embezzlement or misappropriation of funds or property of the Company or its Subsidiaries, (iii) continued use of alcohol or drugs to an extent that interferes with the performance by the Optionee of his or her employment responsibilities or (iv) willful failure or refusal to perform those duties reasonably assigned or delegated to him or her by the Board of Directors of the Company (the "Board") or his or her supervisor, which failure or refusal continues following (a) the Company giving the Optionee written notice setting forth the facts or events constituting such failure or refusal and (b) a reasonable opportunity to correct the deficiencies or other problems specified in such notice to the reasonable satisfaction of the Board or such supervisor.

                           (b) The Optionee shall not be considered to have
ceased to be employed by the Company for purposes of this Agreement if he or she continues to be employed by API or a Subsidiary.

                           (c) The unvested portion of the Option shall expire
on the Termination Date.

                  5. Nontransferability. The Option shall not be transferable by the Optionee otherwise than upon the Optionee's death to Optionee's spouse, child, estate, personal representative, heir or successor or to a trust for the benefit of Optionee's spouse, child or heir, as designated by Optionee in a form of Beneficiary Designation filed by Optionee with the Committee, and the Option is exercisable, during the Optionee's lifetime, only by him or her or, in the event of the Optionee's Disability, Optionee's guardian or legal representative. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Any assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any attachment or similar process upon the Option that would otherwise effect a change in the ownership of the Option, shall terminate the Option; provided, however, that in the case of the involuntary levy of any attachment or similar involuntary process upon the Option, the Optionee shall have thirty (30) days after notice thereof to cure such levy or process before the Option terminates. This Agreement shall be binding on and enforceable against any person who is a permitted transferee of the Option pursuant to the first sentence of this Section.

                  6. Adjustments. If the shares of the Common Stock are changed into or exchanged for a different number or kind of shares or securities, as the result of any one or more reorganizations, recapitalizations, mergers, acquisitions, stock splits, reverse stock splits, stock dividends or similar events, or in the event of a rights offering to purchase Common Stock at a price substantially below its fair market value, an appropriate adjustment shall be made in the number and kind of shares or other securities subject to the Option, and the price for each share or other unit of any securities subject to this Agreement, in accordance with Section 12 of the Plan. No fractional interests shall be issued on account of any such adjustment unless the Committee specifically
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determines to the contrary; provided, however, that in lieu of fractional interests, the Optionee, upon the exercise of the Option in whole or part, shall receive cash in an amount equal to the amount by which the fair market value of such fractional interests exceeds the Exercise Price attributable to such fractional interests.

                  7. Exercise of the Option. Prior to the expiration thereof, the Optionee may exercise the vested portion of the Option from time to time in whole or in part, provided that unless the Committee in its sole discretion shall determine otherwise, each such exercise, other than an exercise for all remaining shares pursuant to this Agreement, shall be for no fewer than one hundred (100) shares. Upon electing to exercise the Option, the Optionee shall deliver to the Secretary of the Company a written and signed notice of such election setting forth the number of Option Shares the Optionee has elected to purchase and shall at the time of delivery of such notice tender cash or a cashier's or certified bank check to the order of the Company for the full Exercise Price of such Option Shares and any amount required pursuant to Section 13 hereof. Alternatively, if the Company is not at the time prohibited from purchasing or acquiring shares of its capital stock, and if the Committee, acting in its sole discretion, grants its approval, the Exercise Price may be paid in whole or in part by delivery of shares of the Common Stock owned by the Optionee. The value of any such shares delivered as payment of the Exercise Price shall be the average of the high and low sale prices of such Common Stock on the date such determination is required herein, or if there were no sales on such date, the average of the closing bid and asked prices, as reported on the principal national securities exchange on which the Company's common stock is listed or, in the absence of such listing, on the Nasdaq National Market or, if the common stock is not at the time listed on a national securities exchange or traded on the Nasdaq National Market, the value of such common stock on such date as determined in good faith by the Committee. The Committee further may, in its discretion, permit payment of the Exercise Price in such form or in such manner as may be permissible under the Plan and under any applicable law.

                  8. Compliance with Legal Requirements.

                           (a) No Option Shares shall be issued or transferred
pursuant to this Agreement unless and until all legal requirements applicable to such issuance or transfer have, in the opinion of counsel to the Company, been satisfied. Such requirements may include, but are not limited to, registering or qualifying such Shares under any state or federal law, satisfying any applicable law relating to the transfer of unregistered securities or demonstrating the availability of an exemption from applicable laws, placing a legend on the Shares to the effect that they were issued in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the "Act"), and may not be transferred other than in reliance upon Rule 144 or Rule 701 promulgated under the Act, if available, or upon another exemption from the Act, or obtaining the consent or approval of any governmental regulatory body.

                           (b) The Optionee understands that the Company intends
for the offering and sale of Option Shares to be effected in reliance upon Rule 701 or another available exemption from registration under the Act and intends to file a Form 701 as appropriate, and that the Company is under no obligation to register for resale the Option Shares issued upon exercise of the Option. In connection with any such issuance or transfer, the person acquiring the Option Shares shall, if
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requested by the Company, provide information and assurances satisfactory to counsel to the Company with respect to such matters as the Company reasonably may deem desirable to assure compliance with all applicable legal requirements, including without limitation, a representation that the Option Shares are being acquired for investment and not with a view to the sale or distribution thereof.

                  9. No Interest in Shares Subject to Option. Neither the Optionee (individually or as a member of a group) nor any beneficiary or other person claiming under or through the Optionee shall have any right, title, interest, or privilege in or to any shares of stock allocated or reserved for the purpose of the Plan or subject to this Agreement except as to such Option Shares, if any, as shall have been issued to such person upon exercise of this Option or any part of it.

                  10. Plan Controls. The Option hereby granted is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan as the same may be amended from time to time in accordance with the terms thereof, but no such amendment shall be effective as to the Option without the Optionee's consent insofar as it may adversely affect the Optionee's rights under this Agreement.

                  11. Not an Employment Contract. Nothing in the Plan, in this Agreement or any other instrument executed pursuant thereto shall confer upon the Optionee any right to employment by API, the Company or any Subsidiary or shall affect the right of the Company to terminate the employment of the Optionee with or without cause (as defined in Section 4).

                  12. Governing Law. All terms of and rights under this Agreement shall be governed by and construed in accordance with the internal law of the State of New York, without giving effect to principles of conflicts of law.

                  13. Taxes. The Committee may, in its discretion, make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state, local and other taxes required by law to be withheld with respect to the issuance or exercise of the Option including, but not limited to, deducting the amount of any such withholding taxes from any other amount then or thereafter payable to the Optionee, requiring the Optionee to pay to the Company the amount required to be withheld or to execute such documents as the Committee deems necessary or desirable to enable it to satisfy its withholding obligations, or any other means provided in the Plan.

                  14. Notices. All notices, requests, demands and other communications pursuant to this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered, telexed or telecopied to, or, if mailed, when received by, the other party at the following addresses (or at such other address as shall be given in writing by either party to the other):

                  If to the Company to:
                  Acorn Products, Inc.
                  500 Dublin Avenue, P.O Box 1930
                  Columbus, Ohio 43216-1930
                  Attention:  Secretary
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                  If to the Optionee, to the address set forth below the
Optionee's signature below.

                  15. Amendments and Waivers. This Agreement may be amended, and any provision hereof may be waived, only by a writing signed by both parties hereto.

                  16. Entire Agreement. This Agreement, together with the Plan, sets forth the entire agreement and understanding between the parties as to the subject matter hereof and supersedes all prior oral and written and all contemporaneous oral discussions, agreements and understandings of any kind or nature.

                  17. Separability. In the event that any provision of this Agreement is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of this Agreement shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

                  18. Headings. The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

                  19. Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

                  20. Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement.

                  21. Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective permitted successors and assigns.

                  22. Restrictions on Transfers During Lock-Up Period. Prior to
[             , 1997], the expiration of the lock-up period in connection with
API's initial public offering, Option Shares acquired upon exercise of an Option shall not be transferable or transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) except that the Optionee may transfer such Option Shares to his or her spouse, child, estate, personal representative, heir or successor or to a trust for the benefit of the Optionee or his or her spouse, child or heir. This restriction shall be binding on and enforceable against any person who is a permitted transferee of such Option Shares. The stock certificates issued to evidence such Option Shares upon exercise of the Option hereunder may bear a legend referring to this restriction.
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                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

                                       ACORN PRODUCTS, INC.

                                       By:_____________________________________
                                       Name:___________________________________
                                       Title:__________________________________



                                       OPTIONEE


                                       ________________________________________
                                       Name

                                       Address:  Address